Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report

May 31, 2001


Mercury
U.S. Small Cap
Growth Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes have above average prospects for earnings growth. The Fund may also invest in securities that Fund management believes are undervalued. In addition, the Fund may invest up to 10% of its assets in stocks of companies located in Canada. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Small Cap Growth Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.


Mercury U.S. Small Cap Growth Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




PORTFOLIO INFORMATION

SECTOR REPRESENTATION

As a Percentage of Net Assets as of May 31, 2001

Consumer Staples                            3.2%
Energy                                      7.3%
Materials & Processing                      2.8%
Producer Durables                           5.1%
Utilities                                   1.1%
Consumer Discretionary                     22.0%
Financial Services                         14.4%
Autos--
Transportation                              2.9%
Technology                                 17.3%
Health Care                                23.1%
Cash Equivalents                            0.8%



INVESTMENTS AS OF MAY 31, 2001

                                        Percent of
Ten Largest Holdings                    Net Assets

SICOR Inc.                                  2.6%
Resources Connection, Inc.                  2.2
ABM Industries, Inc.                        2.2
Priority Healthcare Corporation
(Class B)                                   2.0
Noven Pharmaceuticals, Inc.                 1.9
Sonic Corp.                                 1.8
Cytyc Corporation                           1.8
Watson Wyatt & Company Holdings             1.8
Biosite Diagnostics Incorporated            1.7
CIMA Labs Inc.                              1.6



                                        Percent of
Ten Largest Industries                  Net Assets

Services--Commercial                       11.5%
Drugs & Pharmaceuticals                    10.5
Computer Services Software &
Systems                                     8.3
Medical & Dental Instruments &
Supplies                                    5.6
Banks                                       5.2
Biotechnology Research & Production         4.9
Machinery--Oil Well Equipment &
Services                                    3.8
Electronics--Semiconductors--
Components                                  3.7
Retail                                      3.7
Oil--Crude Producers                        3.5




May 31, 2001
Mercury U.S. Small Cap Growth Fund


DEAR SHAREHOLDER

Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders. For the year ended May 31, 2001, the Fund's Class I, Class A, Class B and Class C shares had total returns of -10.62%, -10.86%, -11.50% and -11.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-- 9 of this report to shareholders.) This compared to a return of -15.73% for the unmanaged Russell 2000 Growth Index, the -5.69% decline for the Russell 2000 Index and a -10.58% decline for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same period. The Fund's outperformance compared to its benchmark was largely because of successful stock selection during the period. The Fund benefited from small stocks being in favor during the period but was negatively impacted by the Fund's small cap growth style being out of favor relative to the small cap value style.

Stock selection was driven by strong performance from holdings including MMC Networks, Inc. (communication semi-conductor developer), Biosite Diagnostics Incorporated (diagnostic test maker), CryoLife, Inc. (cryopreserved tissue and device maker), Resources Connection, Inc. (outsourced accounting project services provider) and Henry Schein, Inc. (dental and medical supply distributor). From a sector standpoint, our health care, energy (particulary oil service, which was particularly overweight) and financial services sectors contributed to the Fund's outperformance relative to the benchmark. In addition, at least six companies were subject to takeover offers by other companies during the period. Stocks that detracted from performance during the period included WatchGuard Technologies, Inc. (security software), Microcell Telecommunications Inc. (Canadian wireless service provider), and Certicom Corp. (security software).

Portfolio themes that contributed to outperformance included our energy, outsourcing, diagnostic testing and education services areas. Themes that detracted from performance included our high return-on-investment software positions, telecommunications equipment & services, and semiconductor positions.

Six-Month Review
For the six months ended May 31, 2001, the Fund's Class I, Class A, Class B and Class C shares had total returns of -3.97%, -4.07%, -4.45% and -4.46%, respectively. This compared to a return of +3.34% for the unmanaged Russell 2000 Growth Index, a rise of +12.16% for the Russell 2000 Index, and a decline of -3.94% for the S&P 500 Index for the same period.

The Fund's underperformance compared to its benchmark in the second half of the year was driven primarily by stock selection, with sector selection being neutral to slightly positive. While small cap stocks continued to outperform large cap stocks in the last six months, the small cap value style outperformed the small cap growth style of investing.

While we were correct to reduce technology and telecommunications sector weightings, the shares that we chose to hold experienced greater valuation compression than we expected, given the worsening earnings environment in early 2001. Stock selection was driven by poor performance from holdings including NetIQ Corporation (system management software), Watchguard Technologies, Inc. (firewall security software), Forrester Research, Inc. (technology research services) and Microcell Telecommunications Inc. (Canadian telecommunications services provider). Stocks that contributed favorably to performance included Resources Connection (outsourced accounting project services provider), Biosite Diagnostics (diagnostic test maker), Newpark Resources, Inc. (oil services company) and Barrett Resources Corporation (natural gas exploration and production).

From a sector standpoint, contribution was slightly positive because of overweight positions in energy and financial services. Themes that detracted from performance included high return-on-investment software, telecommunications equipment and services, and business services outsourcing. Themes that contributed favorably to performance included our energy/oil services, diagnostic test makers, and education services positions.

Investment Environment
Equity share prices decreased during the last 12 months, continuing a decline that began in March 2000. The unmanaged NASDAQ Composite Index with its high technology and telecommunications weightings, declined precipitously, with small cap growth shares experiencing a similar, but not as severe, decline. Drivers of this correction included the contraction of high valuations overall that resulted from last year's technology "bubble," followed by a sharp drop in corporate earnings, in the first quarter of 2001. Gross domestic product (GDP) growth decelerated significantly to +1% in the fourth quarter of 2000 and +1.2% in the first quarter of 2001. Equity markets began to form at least a short-term bottom beginning in early April 2000, after technically entering "bear market" territory briefly (a 20% decline from their peak). This bottoming resulted from aggressive Federal Reserve Board monetary easing (five interest rate cuts in the first five months of 2001).

Despite the high level of volatility during the last 12 months, smaller companies as a group (as represented by the Russell 2000 Index) continue to outperform larger companies (as represented by the S&P 500 Index), given the very wide relative valuation gap that occurred because of the large cap outperformance of the mid-1990s. Small cap value significantly outperformed small cap growth, reversing the 1999 pattern in which small cap growth significantly outperformed small cap value.

As of the end of the period, we are positioned more in line with the sector weights of our benchmark, given the high level of volatility and sector rotation as of late. We have increased our transportation weighting and technology weighting, two areas where the Portfolio had been significantly underweighted earlier in 2001. We introduced new themes including semiconductor capital equipment, added to biotechnology on the recent pullback and started to selectively increase our growth retailer holdings, recognizing that consumer spending may still be restrained in the very near term.

Investment Outlook
The short-term outlook remains cloudy given the difficult corporate earnings environment, although the worst could well be behind us. Earnings visibility is limited in most industries, particularly given the difficult prior year comparisons and corporate spending freeze. Investors appear to be satisfied that conditions are not worsening and seem to expect sequential improvement in the second half of this calendar year. If this does not transpire, the market is likely to continue to be volatile over the next few quarters. Dollar strength is likely to continue to drag on the corporate earnings of larger companies, not to mention the impact on earnings that slowing international economies will have. It appears that all eyes are on the US consumer, and to what extent the current corporate slowdown spills over into the largest component of GDP, consumer spending. Given the prominence that share prices have in today's culture (from executive compensation to corporate identity and pride), it is a certainty that as long as demand is weak, costs will be cut and restructuring charges will be taken.

We subscribe to the view that given the aggressive Federal Reserve Board interest rate cuts year-to-date, we are likely to see an economic upturn in the first half of 2002. In addition, corporate earnings comparisons become much easier in first quarter of 2002. Therefore, we expect equity markets to begin to reflect this improved environment a quarter or two in advance of such improvement.

In Conclusion
We believe that patient, long-term investors will be rewarded for investing in small cap growth companies despite the recent (and characteristic) volatility. Investor sentiment is a significant driver in this segment of the market, and as signs of earnings and economic improvement surface, investors will once again seek higher beta asset classes such as ours to increase their equity exposure. We thank you for your continued investment in Mercury U.S. Small Cap Growth Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


Jeffrey Peek
President and Director


James A. Skinner, III
Portfolio Manager


July 6, 2001



May 31, 2001
Mercury U.S. Small Cap Growth Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



May 31, 2001
Mercury U.S. Small Cap Growth Fund



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*

                           6-Month           12-Month     Since Inception
As of May 31, 2001       Total Return      Total Return     Total Return

Class I                      -3.97%           -10.62%          +17.45%
Class A                      -4.07            -10.86           +16.96
Class B                      -4.45            -11.50           +15.57
Class C                      -4.46            -11.54           +15.52

*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 10/29/99.


May 31, 2001
Mercury U.S. Small Cap Growth Fund



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting groth of an investment in the Fund's Class I and Class A Shares compared to growth in the Russell 2000 Index++++ and the Russell 2000 Growth Index++++++. Beginning and ending value are:

                                      10/29/99*        5/01

Mercury U.S. Small Cap Growth
Fund++++--Class I Shares*             $ 9,600        $11,128

Mercury U.S. Small Cap Growth
Fund++--Class A Shares*               $10,000        $11,081

Russell 2000 Index++++                $10,000        $11,816

Russell 2000 Growth Index++++++       $10,000        $ 9,824


A line graph depicting groth of an investment in the Fund's Class B and Class C Shares compared to growth in the Russell 2000 Index++++ and the Russell 2000 Growth Index++++++. Beginning and ending value are:

                                      10/29/99*        5/01

Mercury U.S. Small Cap Growth
Fund++++--Class B Shares*             $10,000        $11,158

Mercury U.S. Small Cap Growth
Fund++--Class C Shares*               $10,000        $11,553

Russell 2000 Index++++                $10,000        $11,816

Russell 2000 Growth Index++++++       $10,000        $ 9,824


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Mercury Master U.S. Small Cap Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. ++++This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors. ++++++This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended
3/31/01                                   -37.92%        -41.18%

Inception (10/29/99)
through 3/31/01                           + 3.40         - 0.46

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended
3/31/01                                   -38.13%        -41.38%

Inception (10/29/99)
through 3/31/01                           + 3.07         - 0.78

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended
3/31/01                                   -38.61%        -40.75%

Inception (10/29/99)
through 3/31/01                           + 2.29         - 0.25

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended
3/31/01                                   -38.58%        -39.11%
Inception (10/29/99)
through 3/31/01                           + 2.32         + 2.32

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001
MERCURY U.S. SMALL CAP GROWTH FUND
Assets:
Investment in Mercury Master U.S. Small Cap Growth Portfolio, at value
(identified cost--$214,750,079)                                                              $231,457,989
Prepaid registration fees                                                                         104,930
                                                                                             ------------
Total assets                                                                                  231,562,919
                                                                                             ------------

Liabilities:
Payables:
Distributor                                                                      160,546
 Administrative fees                                                              34,835          195,381
                                                                            ------------
Accrued expenses and other liabilities                                                             74,571
                                                                                             ------------
Total liabilities                                                                                 269,952
                                                                                             ------------

Net Assets:
Net assets                                                                                   $231,292,967
                                                                                             ============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                            $        266
Class A Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                     218
Class B Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                   1,097
Class C Shares of Common Stock, $.0001 par value, 100,000,000
shares authorized                                                                                     615
Paid-in capital in excess of par                                                              264,658,637
Accumulated realized capital losses on investments from the Portfolio--net                   (23,375,004)
Accumulated distributions in excess of realized capital gains on investments
from the Portfolio--net                                                                      (26,700,772)
Unrealized appreciation on investments from the Portfolio--net                                 16,707,910
                                                                                             ------------
Net assets                                                                                   $231,292,967
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $28,301,318 and 2,661,448 shares
outstanding                                                                                  $      10.63
                                                                                             ============
Class A--Based on net assets of $23,094,669 and 2,177,913 shares
outstanding                                                                                  $      10.60
                                                                                             ============
Class B--Based on net assets of $115,296,023 and 10,969,258 shares
outstanding                                                                                  $      10.51
                                                                                             ============
Class C--Based on net assets of $64,600,957 and 6,150,058 shares
outstanding                                                                                  $      10.50
                                                                                             ============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2001
MERCURY U.S. SMALL CAP GROWTH FUND
Investment Income:
Investment income allocated from the Portfolio                                               $  1,255,046
Expenses allocated from the Portfolio                                                         (2,232,616)
                                                                                             ------------
Net investment loss from the Portfolio                                                          (977,570)
                                                                                             ============

Expenses:
Account maintenance and distribution fees--Class B                         $   1,373,999
Account maintenance and distribution fees--Class C                               778,699
Administration fees                                                              549,187
Transfer agent fees--Class B                                                     158,029
Transfer agent fees--Class C                                                      96,183
Printing and shareholder reports                                                  85,806
Account maintenance fees--Class A                                                 72,435
Registration fees                                                                 61,164
Offering costs                                                                    61,143
Transfer agent fees--Class I                                                      28,987
Transfer agent fees--Class A                                                      27,576
Professional fees                                                                 23,808
Accounting services                                                                1,484
Other                                                                              9,745
                                                                            ------------
Total expenses                                                                                  3,328,245
                                                                                             ------------
Investment loss--net                                                                          (4,305,815)
                                                                                             ------------

Realized & Unrealized Gain (Loss) from the Portfolio--Net:
Realized loss on investments from the Portfolio--net                                         (47,991,523)
Change in unrealized appreciation/depreciation on investments from the
Portfolio--net                                                                                 16,842,916
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                         $(35,454,422)
                                                                                             ============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY U.S. SMALL CAP GROWTH FUND
                                                                             For the        For the Period
                                                                            Year Ended    October 29, 1999++
                                                                             May 31,          to May 31,
Increase (Decrease) in Net Assets:                                             2001              2000
Operations:
Investment loss--net                                                        $(4,305,815)     $(2,016,681)
Realized gain (loss) on investments from the
Portfolio--net                                                              (47,991,523)       26,543,423
Change in unrealized appreciation/depreciation on
investments from the Portfolio--net                                           16,842,916        (135,006)
                                                                            ------------     ------------
Net increase (decrease) in net assets resulting from
operations                                                                  (35,454,422)       24,391,736
                                                                            ------------     ------------
Distributions to Shareholders:
In excess of realized gain on investments from the
Portfolio--net:
 Class I                                                                     (3,046,388)               --
 Class A                                                                     (2,983,617)               --
 Class B                                                                    (13,212,085)               --
 Class C                                                                     (7,458,682)               --
                                                                            ------------     ------------
Net decrease in net assets resulting from distributions to
shareholders                                                                (26,700,772)               --
                                                                            ------------     ------------

Capital Share Transactions:
Net increase in net assets derived from capital share
transactions                                                                  38,256,988      230,699,437
                                                                            ------------     ------------

Net Assets:
Total increase (decrease) in net assets                                     (23,898,206)      255,091,173
Beginning of period                                                          255,191,173          100,000
                                                                            ------------     ------------
End of period                                                               $231,292,967     $255,191,173
                                                                            ------------     ------------

++Commencement of operations.

See Notes to Financial Statements.


May 31, 2001

Mercury U.S. Small Cap Growth Fund


FINANCIAL HIGHLIGHTS
MERCURY U.S. SMALL CAP GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.


                                                          Class I                       Class A
                                                                   For the                       For the
                                                    For the         Period        For the         Period
                                                      Year         Oct. 29,         Year         Oct. 29,
                                                     Ended        1999++ to        Ended        1999++ to
                                                    May 31,        May 31,        May 31,        May 31,
Increase (Decrease) in Net Asset Value:               2001           2000           2001           2000
Per Share Operating Performance:
Net asset value, beginning of period                $  13.14       $  10.00       $  13.12       $  10.00
                                                    --------       --------       --------       --------
Investment loss--net                                    (.09)+++++     (.04)          (.12)+++++     (.07)
Realized and unrealized gain (loss) on
investments from the Portfolio--net                   (1.04)           3.18         (1.04)           3.19
                                                    --------       --------       --------       --------
Total from investment operations                      (1.13)           3.14         (1.16)           3.12
                                                    --------       --------       --------       --------
Less distributions in excess of realized gain
on investments from the Portfolio--net                (1.38)             --         (1.36)             --
                                                    --------       --------       --------       --------
Net asset value, end of period                      $  10.63       $  13.14       $  10.60       $  13.12
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share                  (10.62%)      31.40%+++       (10.86%)      31.20%+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses++++                                           1.20%         1.23%*          1.45%         1.49%*
                                                    ========       ========       ========       ========
Investment loss--net                                  (.74%)        (.63%)*         (.99%)        (.83%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $ 28,301       $ 27,417       $ 23,095       $ 28,396
                                                    ========       ========       ========       ========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY U.S. SMALL CAP GROWTH FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                         Class B                         Class C
                                                                   For the                       For the
                                                    For the         Period        For the         Period
                                                      Year         Oct. 29,         Year         Oct. 29,
                                                     Ended        1999++ to        Ended        1999++ to
                                                    May 31,        May 31,        May 31,        May 31,
Increase (Decrease) in Net Asset Value:               2001           2000           2001           2000
Per Share Operating Performance:
Net asset value, beginning of period                $  13.06       $  10.00       $  13.06       $  10.00
                                                    --------       --------       --------       --------
Investment loss--net                              (.22)+++++          (.12)     (.22)+++++          (.11)
Realized and unrealized gain (loss) on
investments from the Portfolio--net                   (1.02)           3.18         (1.03)           3.17
                                                    --------       --------       --------       --------
Total from investment operations                      (1.24)           3.06         (1.25)           3.06
                                                    --------       --------       --------       --------
Less distributions in excess of realized gain
on investments from the Portfolio--net                (1.31)             --         (1.31)             --
                                                    --------       --------       --------       --------
Net asset value, end of period                      $  10.51       $  13.06       $  10.50       $  13.06
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share                  (11.50%)      30.60%+++       (11.54%)      30.60%+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses++++                                           2.22%         2.25%*          2.23%         2.25%*
                                                    ========       ========       ========       ========
Investment loss--net                                 (1.76%)       (1.62%)*        (1.77%)       (1.64%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $115,296       $128,607       $ 64,601       $ 70,771
                                                    ========       ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY U.S. SMALL CAP GROWTH FUND

1. Significant Accounting Policies:
Mercury U.S. Small Cap Growth Fund (the "Fund") is a part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master U.S. Small Cap Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2001 was 99.9%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $4,305,815 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $42 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account        Distribution
                                         Maintenance Fee        Fee

Class A                                        .25%              --
Class B                                        .25%             .75%
Class C                                        .25%             .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                            FAMD                  MLPF&S

Class I                                    $   98               $  1,457
Class A                                    $7,565               $131,034


For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $512,904 and $48,448 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $3,410 relating to transactions subject to front-end sales charge waivers in Class A.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2001, were $35,186,107 and $27,053,117, respectively.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $38,256,988 and $230,699,437 for the year ended May 31, 2001, and for the period October 29, 1999 to May 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended May 31, 2001                             Shares      Dollar Amount

Shares sold                                   1,311,350      $16,102,138
Shares issued to shareholders
in reinvestment of
distributions                                   199,933        2,635,122
                                            -----------      -----------
Total issued                                  1,511,283       18,737,260
Shares redeemed                               (936,822)     (10,944,735)
                                            -----------      -----------
Net increase                                    574,461      $ 7,792,525
                                            ===========      ===========


Class I Shares for the Period
October 29, 1999++
to May 31, 2000                                Shares      Dollar Amount

Shares sold                                   2,461,245      $32,784,460
Shares redeemed                               (376,758)      (6,018,012)
                                            -----------      -----------
Net increase                                  2,084,487      $26,766,448
                                            ===========      ===========


++Prior to October 29, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class A Shares for the Year
Ended May 31, 2001                             Shares      Dollar Amount

Shares sold                                     449,841     $  5,849,425
Shares issued to shareholders in
reinvestment of distributions                   200,675        2,642,894
                                            -----------     ------------
Total issued                                    650,516        8,492,319
Shares redeemed                               (637,694)      (7,614,070)
                                            -----------     ------------
Net increase                                     12,822     $    878,249
                                            ===========     ============

Class A Shares for the Period
October 29, 1999++
to May 31, 2000                                Shares      Dollar Amount

Shares sold                                   2,710,717     $ 30,487,987
Shares redeemed                               (548,126)      (8,112,344)
                                            -----------     ------------
Net increase                                  2,162,591     $ 22,375,643
                                            ===========     ============


++Prior to October 29, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the Year
Ended May 31, 2001                             Shares      Dollar Amount

Shares sold                                   2,424,883     $ 32,107,547
Shares issued to shareholders
in reinvestment of
distributions                                   855,526       11,241,620
                                            -----------     ------------
Total issued                                  3,280,409       43,349,167
Shares redeemed                             (2,161,296)     (25,759,693)
                                            -----------     ------------
Net increase                                  1,119,113     $ 17,589,474
                                            ===========     ============


Class B Shares for the Period
October 29, 1999++
to May 31, 2000                               Shares        Dollar Amount

Shares sold                                  10,727,310     $127,257,600
Shares redeemed                               (879,665)     (13,136,170)
                                            -----------     ------------
Net increase                                  9,847,645     $114,121,430
                                            ===========     ============


++Prior to October 29, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class C Shares for the Year
Ended May 31, 2001                             Shares      Dollar Amount

Shares sold                                   1,711,310     $ 22,244,559
Shares issued to shareholders
in reinvestment of
distributions                                   524,006        6,880,198
                                            -----------     ------------
Total issued                                  2,235,316       29,124,757
Shares redeemed                             (1,505,798)     (17,128,017)
                                            -----------     ------------
Net increase                                    729,518     $ 11,996,740
                                            ===========     ============


Class C Shares for the Period
October 29, 1999++
to May 31, 2000                                Shares      Dollar Amount

Shares sold                                   5,849,249     $ 73,641,277
Shares redeemed                               (431,209)      (6,205,361)
                                            -----------     ------------
Net increase                                  5,418,040     $ 67,435,916
                                            ===========     ============


++Prior to October 29, 1999 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


5. Capital Loss Carryforward:
At May 31, 2001, the Fund had a net capital loss carryforward of approximately $10,851,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


INDEPENDENT AUDITORS' REPORT

MERCURY U.S. SMALL CAP GROWTH FUND
The Board of Directors and Shareholders,
Mercury U.S. Small Cap Growth Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury U.S. Small Cap Growth Fund as of May 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for each of the the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. Small Cap Growth Fund as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 13, 2001


May 31, 2001
Mercury U.S. Small Cap Growth Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER U.S. SMALL CAP GROWTH PORTFOLIO
                                                                                           In US Dollars
                         Shares                                                                     Percent of
Industries                Held                   Common Stocks                          Value       Net Assets
Air Transport            86,200  ++Atlantic Coast Airlines Holdings, Inc.            $  2,225,684       1.0%
                         90,700  ++Mesa Air Group, Inc.                                 1,053,934       0.4
                                                                                     ------------     ------
                                                                                        3,279,618       1.4

Banks                    43,300    Commerce Bancorp, Inc.                               2,970,380       1.3
                         80,800    Cullen/Frost Bankers, Inc.                           2,706,800       1.2
                         55,500    Investors Financial Services                         3,614,715       1.5
                        100,600    UCBH Holdings, Inc.                                  2,702,116       1.2
                                                                                     ------------     ------
                                                                                       11,994,011       5.2

Beverage: Brewers        37,400  ++The Robert Mondavi Corporation
(Wineries)                         (Class A)                                            1,809,412       0.8

Biotechnology            16,900  ++Alexion Pharmaceuticals, Inc.                          439,231       0.2
Research &               26,200  ++Aviron                                               1,415,848       0.6
Production               52,400  ++Celgene Corporation                                  1,486,064       0.6
                         54,000  ++Cephalon, Inc.                                       3,270,780       1.4
                         99,900  ++Genaissance Pharmaceuticals, Inc.                    1,293,705       0.6
                         87,000  ++Geron Corporation                                    1,152,750       0.5
                         49,900  ++Martek Biosciences Corporation                       1,107,780       0.5
                         56,300  ++Sangamo Biosciences, Inc.                              882,784       0.4
                         10,300  ++Tanox, Inc.                                            322,905       0.1
                                                                                     ------------     ------
                                                                                       11,371,847       4.9

Communications           46,539  ++Avocent Corporation                                  1,017,808       0.4
Technology              145,800  ++Finisar Corporation                                  2,188,458       1.0
                        175,100  ++Liberate Technologies, Inc.                          1,477,844       0.6
                         98,800  ++WebEx Communications, Inc.                           1,561,040       0.7
                         68,500  ++WebEx Communications, Inc.
                                   (New Shares)(a)                                        736,375       0.3
                                                                                     ------------     ------
                                                                                        6,981,525       3.0

Computer                 73,900  ++Agile Software Corporation                           1,315,420       0.6
Services                 62,800  ++Certicom Corp.                                         606,648       0.3
Software &               41,200  ++eSPEED, Inc. (Class A)                                 790,628       0.3
Systems                 156,900  ++Extensity, Inc.                                      1,412,100       0.6
                         40,400  ++Macrovision Corporation                              2,087,872       0.9
                         81,600  ++MatrixOne, Inc.                                      1,507,968       0.6
                         55,400  ++Netegrity, Inc.                                      1,874,736       0.8
                        104,457  ++NetIQ Corporation                                    2,539,350       1.1


May 31, 2001
Mercury U.S. Small Cap Growth Fund


SCHEDULE OF INVESTMENTS
                                                                                           In US Dollars
                         Shares                                                                     Percent of
Industries                Held                   Common Stocks                          Value       Net Assets
Computer                121,900  ++Numerical Technologies, Inc.                      $  2,325,852       1.0%
Services                 76,500  ++Precise Software Solutions Ltd.                      1,675,350       0.7
Software &               29,300  ++Ulticom, Inc.                                          817,763       0.4
Systems                 186,300  ++Vastera, Inc.                                        2,224,422       1.0
(concluded)                                                                          ------------     ------
                                                                                       19,178,109       8.3

Computer                160,900  ++Perot Systems Corporation (Class A)                  2,313,742       1.0
Technology

Consumer                 32,400    Harman International Industries,
Electronics                        Incorporated                                         1,150,200       0.5
                         25,500  ++THQ Inc.                                             1,234,710       0.5
                                                                                     ------------     ------
                                                                                        2,384,910       1.0

Diversified              46,800  ++The BISYS Group, Inc.                                2,392,416       1.0
Financial Services

Drug & Grocery           62,300  ++Whole Foods Market, Inc.                             3,567,298       1.5
Store Chains

Drugs &                  58,200  ++Adolor Corporation                                   1,262,940       0.6
Pharmaceuticals          51,400  ++CIMA Labs Inc.                                       3,776,872       1.6
                         21,900  ++CV Therapeutics, Inc.                                1,029,738       0.4
                         93,500  ++The Medicines Company                                1,290,300       0.6
                         70,800  ++The Medicines Company
                                   (New Shares)(a)                                        778,800       0.3
                        143,500  ++Noven Pharmaceuticals, Inc.                          4,431,280       1.9
                         43,600  ++PRAECIS Pharmaceuticals
                                 Incorporated                                           1,066,020       0.5
                        130,600  ++Priority Healthcare Corporation
                                 (Class B)                                              4,513,536       2.0
                        351,600  ++SICOR Inc.                                           6,036,972       2.6
                                                                                     ------------     ------
                                                                                       24,186,458      10.5

Education                47,800  ++Career Education Corporation                         2,407,208       1.0
Services                 70,400  ++Education Management Corporation                     2,335,872       1.0
                         61,500  ++SmartForce Public Limited Company                    1,730,610       0.8
                                                                                     ------------     ------
                                                                                        6,473,690       2.8

Electrical &              5,500  ++Plexus Corporation                                     166,045       0.1
Electronics

Electronics--            52,500  ++GlobeSpan, Inc.                                        749,700       0.3
Semiconductors--        167,300  ++Integrated Circuit Systems, Inc.                     2,745,393       1.2
Components               82,400  ++MIPS Technologies, Inc. (Class A)                    1,463,424       0.6



May 31, 2001
Mercury U.S. Small Cap Growth Fund


SCHEDULE OF INVESTMENTS
                                                                                           In US Dollars
                         Shares                                                                     Percent of
Industries                Held                   Common Stocks                          Value       Net Assets
Electronics--            97,500  ++Pixelworks, Inc.                                  $  2,452,125       1.1%
Semiconductors--          8,200  ++Stanford Microdevices, Inc.                             96,104       0.0
Components              122,500  ++Tripath Technology Inc.                              1,144,150       0.5
(concluded)                                                                          ------------     ------
                                                                                        8,650,896       3.7

Electronics--            55,400  ++ScanSource, Inc.                                     2,748,394       1.2
Technology

Fertilizers              25,100  ++The Scotts Company (Class A)                         1,147,070       0.5

Financial Data          114,600    Global Payments Inc.                                 3,013,980       1.3
Processing               67,500    National Data Corporation                            1,981,125       0.9
Services & Systems                                                                   ------------     ------
                                                                                        4,995,105       2.2

Foods                    79,900  ++Performance Food Group Company                       2,051,033       0.9

Health Care              66,400  ++Stericycle, Inc.                                     2,816,024       1.2
Services                 72,400  ++Syncor International Corporation                     2,109,736       0.9
                                                                                     ------------     ------
                                                                                        4,925,760       2.1

Identification           35,300    IDEX Corporation                                     1,141,955       0.5
Control & Filter         45,700  ++Veeco Instruments Inc.                               2,103,114       0.9
Devices                                                                              ------------     ------
                                                                                        3,245,069       1.4

Insurance--              65,000    Arthur J. Gallagher & Co.                            1,787,500       0.8
Multiline                39,600    StanCorp Financial Group, Inc.                       1,823,184       0.8
                                                                                     ------------     ------
                                                                                        3,610,684       1.6

Machinery--Oil          276,100  ++Newpark Resources, Inc.                              3,561,690       1.5
Well Equipment &         79,700  ++Patterson-UTI Energy, Inc.                           2,345,571       1.0
Services                222,200  ++Superior Energy Services, Inc.                       2,879,712       1.3
                                                                                     ------------     ------
                                                                                        8,786,973       3.8

Medical & Dental        137,700  ++Align Technology, Inc.                               1,371,492       0.6
Instruments &            76,800  ++Biosite Diagnostics Incorporated                     3,910,656       1.7
Supplies                106,500  ++CryoLife, Inc.                                       3,450,600       1.5
                        193,215  ++Cytyc Corporation                                    4,212,087       1.8
                                                                                     ------------     ------
                                                                                       12,944,835       5.6

Metals & Minerals       108,000  ++Stillwater Mining Company                            3,434,400       1.5
Miscellaneous

Miscellaneous            70,200  ++Symyx Technologies                                   1,930,500       0.8
Materials &
Commodities

Oil--Crude               52,000  ++Evergreen Resources, Inc.                            2,340,000       1.0
Producers                86,700  ++Louis Dreyfus Natural Gas Corp.                      3,448,926       1.5
                         44,400  ++Stone Energy Corporation                             2,331,000       1.0
                                                                                     ------------     ------
                                                                                        8,119,926       3.5

May 31, 2001
Mercury U.S. Small Cap Growth Fund


SCHEDULE OF INVESTMENTS
                                                                                           In US Dollars
                         Shares                                                                     Percent of
Industries                Held                   Common Stocks                          Value       Net Assets
Production               55,400  ++Brooks Automation, Inc.                           $  2,725,680       1.2%
Technology               54,300  ++EMCORE Corporation                                   1,764,750       0.8
Equipment                37,000  ++FEI Company                                          1,311,650       0.6
                         28,400  ++Rudolph Technologies, Inc.                           1,251,304       0.5
                                                                                     ------------     ------
                                                                                        7,053,384       3.1

Publishing--            125,400  ++Information Holdings Inc.                            2,834,040       1.2
Miscellaneous

Reinsurance              76,700    Annuity and Life Reinsurance (ADR)**                 2,626,975       1.1


Rental & Leasing         68,200  ++United Rentals, Inc.                                 1,573,374       0.7
Services--
Commercial

Restaurants             169,750  ++Sonic Corp.                                          4,226,775       1.8

Retail                   64,500  ++Factory 2-U Stores Inc.                              1,998,855       0.9
                         74,400  ++Hot Topic, Inc.                                      2,146,440       0.9
                         91,800  ++MSC Industrial Direct Co., Inc.
                                   (Class A)                                            1,545,912       0.7
                         81,900  ++Sharper Image Corporation                              950,040       0.4
                         72,000  ++Tweeter Home Entertainment
                                   Group, Inc.                                          1,941,120       0.8
                                                                                     ------------     ------
                                                                                        8,582,367       3.7

Savings & Loans          25,900    Golden State Bancorp Inc.                              756,021       0.3
                         34,800    New York Community Bancorp, Inc.                     1,149,444       0.5
                         82,200    Richmond County Financial Corp.                      2,738,904       1.2
                                                                                     ------------     ------
                                                                                        4,644,369       2.0

Securities               47,600    Jeffries Group, Inc.                                 1,454,180       0.6
Brokerage &
Services

Services--              160,700    ABM Industries, Inc.                                 5,110,260       2.2
Commercial              137,000  ++Administaff, Inc.                                    3,493,500       1.5
                         41,900  ++ChoicePoint Inc.                                     1,613,150       0.7
                         32,800  ++The Corporate Executive Board
                                   Company                                              1,107,000       0.5
                         19,800  ++Metro One Telecommunications, Inc.                     891,000       0.4
                        115,600  ++ProBusiness Services, Inc.                           2,849,540       1.2
                        167,300  ++Resources Connection, Inc.                           5,119,380       2.2
                         78,400  ++Waste Connections, Inc.                              2,340,240       1.0
                        187,800  ++Watson Wyatt & Company Holdings                      4,133,478       1.8
                                                                                     ------------     ------
                                                                                       26,657,548      11.5


May 31, 2001
Mercury U.S. Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

                                                                                           In US Dollars
                         Shares                                                                     Percent of
Industries                Held                   Common Stocks                          Value       Net Assets
Telecommuni-             39,500  ++Tollgrade Communications, Inc.                    $  1,260,445       0.6%
cations
Equipment

Truckers                 47,700  ++Forward Air Corporation                              1,454,850       0.6
                         75,100    Roadway Express, Inc.                                1,966,118       0.9
                                                                                     ------------    ------
                                                                                        3,420,968       1.5

Utilities--Electrical    39,000    Black Hills Corporation                              2,141,100       0.9

Utilities--              12,900  ++AirGate PCS, Inc.                                      556,764       0.2
Telecommunications


                                   Total Common Stocks
                                   (Cost--$213,014,080)                               229,722,015      99.2

                         Face
                        Amount             Short-Term Securities

Commercial           $6,192,000  General Motors Acceptance Corp.,
Paper*                           4.19% due 6/01/2001                                    6,192,000       2.7

                                 Total Short-Term Securities
                                 (Cost--$6,192,000)                                     6,192,000       2.7

                                 Total Investments
                                 (Cost--$219,206,080)                                 235,914,015     101.9
                                 Liabilities in Excess of Other Assets                (4,455,908)      (1.9)
                                                                                     ------------    ------
                                 Net Assets                                          $231,458,107     100.0%
                                                                                     ============    ======


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
**American Depositary Receipts (ADR).
++Non-income producing security.
(a)Restricted security as to resale. The value of the Portfolio's investment in restricted securities was $1,515,175, representing
0.6% of net assets.

                            Acquisition
Issue                           Date                Cost        Value
The Medicines Company
(New Shares)                 5/11/2001            $  778,800  $  778,800
WebEx Communications, Inc.
(New Shares)                 5/21/2001               736,375     736,375
                                                  ----------  ----------
     Total                                        $1,515,175  $1,515,175
                                                  ==========  ==========

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001
MERCURY MASTER U.S. SMALL CAP GROWTH PORTFOLIO
Assets:
Investments, at value (identified cost--$219,206,080)                                        $235,914,015
Cash                                                                                            1,921,403
Receivables:
 Securities sold                                                            $  1,613,614
 Contributions                                                                   500,423
 Dividends                                                                        30,383        2,144,420
                                                                            ------------
 Prepaid expenses                                                                                   2,007
                                                                                             ------------
Total assets                                                                                  239,981,845
                                                                                             ------------

Liabilities:
Payables:
 Securities purchased                                                          7,747,585
 Withdrawals                                                                     619,001
 Investment adviser                                                              121,954        8,488,540
                                                                            ------------
Accrued expenses and other liabilities                                                             35,198
                                                                                             ------------
Total liabilities                                                                               8,523,738
                                                                                             ------------

Net Assets:
Net assets                                                                                   $231,458,107
                                                                                             ============

Net Assets Consist of:
Partners' capital                                                                            $214,750,172
Unrealized appreciation on investments                                                         16,707,935
                                                                                             ------------
Net assets                                                                                   $231,458,107
                                                                                             ============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2001
MERCURY MASTER U.S. SMALL CAP GROWTH PORTFOLIO
Investment Income:
Interest and discount earned                                                                 $    885,544
Dividends                                                                                         369,503
                                                                                             ------------
Total income                                                                                    1,255,047
                                                                                             ------------

Expenses:
Investment advisory fees                                                    $  1,923,573
Accounting services                                                              130,074
Professional fees                                                                 69,571
Custodian fees                                                                    62,199
Trustees' fees and expenses                                                       27,375
Offering costs                                                                    11,964
Pricing fees                                                                       1,188
Other                                                                              6,673
                                                                            ------------
Total expenses                                                                                  2,232,617
                                                                                             ------------
Investment loss--net                                                                             (977,570)
                                                                                             ------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss from investments--net                                                           (47,991,547)
Change in unrealized appreciation/depreciation on investments--net                             16,842,928
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                         $(32,126,189)
                                                                                             ============

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY MASTER U.S. SMALL CAP GROWTH PORTFOLIO
                                                                            For the       For the Period
                                                                           Year Ended   October 29, 1999++
                                                                            May 31,         to May 31,
Increase (Decrease) in Net Assets:                                            2001             2000
Operations:
Investment loss--net                                                        $  (977,570)     $  (236,532)
Realized gain (loss) on investments--net                                    (47,991,547)       26,543,442
Change in unrealized appreciation/depreciation on
investments--net                                                              16,842,928        (134,993)
                                                                            ------------     ------------
Net increase (decrease) in net assets resulting from
operations                                                                  (32,126,189)       26,171,917
                                                                            ------------     ------------

Net Capital Contributions:
Increase in net assets derived from net capital
contributions                                                                  8,132,990      229,179,289
                                                                            ------------     ------------

Net Assets:
Total increase (decrease) in net assets                                     (23,993,199)      255,351,206
Beginning of period                                                          255,451,306          100,100
                                                                            ------------     ------------
End of period                                                               $231,458,107     $255,451,306
                                                                            ============     ============


++Commencement of operations.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


FINANCIAL HIGHLIGHTS
MERCURY MASTER U.S. SMALL CAP GROWTH PORTFOLIO
The following ratios have been derived from information provided in the financial statements.

                                                                              For the       For the Period
                                                                             Year Ended   October 29, 1999++
                                                                            May 31, 2001   to May 31, 2000
Ratios to Average Net Assets:
Expenses                                                                            .81%            .79%*
                                                                            ============     ============
Investment loss--net                                                              (.36%)          (.17%)*
                                                                            ============     ============

Supplemental Data:
Net assets, end of period (in thousands)                                    $    231,458     $    255,451
                                                                            ============     ============
Portfolio turnover                                                               136.05%           76.81%
                                                                            ============     ============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Small Cap Growth Fund



NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER U.S. SMALL CAP GROWTH PORTFOLIO
1. Significant Accounting Policies:
Mercury U.S. Small Cap Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of May 31, 2001, no debt securities were held by the Portfolio.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. FAM has entered into a Sub-Advisory Agreement with Mercury Advisors with respect to the Portfolio, pursuant to which Mercury Advisors may provide investment advisory services with respect to the Portfolio's assets. FAM has agreed to pay Mercury Advisors a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Portfolio reimbursed FAM an aggregate of $83,981 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated received $13,975 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2001.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., Mercury Advisors, FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $368,536,144 and $352,544,791, respectively.

Net realized losses for the year ended May 31, 2001 and net unrealized gains as of May 31, 2001 were as follows:

                                             Realized        Unrealized
                                              Losses           Gains

Long-term investments                    $  (47,991,547)    $ 16,707,935
                                         --------------     ------------
Total investments                        $  (47,991,547)    $ 16,707,935
                                         ==============     ============


As of May 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $15,773,870, of which $42,914,555 related to appreciated securities and $27,140,685 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $220,140,145.

4. Short-Term Borrowings:
On December 1, 2000, the Portfolio, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended May 31, 2001.


May 31, 2001
Mercury U.S. Small Cap Growth Fund


INDEPENDENT AUDITORS' REPORT

Mercury Master U.S. Small Cap Growth Portfolio
The Board of Trustees and Investors,
Mercury Master U.S. Small Cap Growth Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master U.S. Small Cap Growth Portfolio, including the schedule of investments, as of May 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master U.S. Small Cap Growth Portfolio as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 13, 2001



May 31, 2001
Mercury U.S. Small Cap Growth Fund



IMPORTANT TAX INFORMATION (UNAUDITED)

Mercury U.S. Small Cap Growth Fund paid a long-term capital gains distribution of $.003529 per share to shareholders of record on August 3, 2000. The entire long-term capital gains distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Jeffrey M. Peek, President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Executive Vice President and Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260